UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2022

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

8145 Blazer Drive
Wilmington, DE 19808
(Address of Principal executive offices)
(Zip Code)

(302) 995-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock (par value $.01)	ASH	NYSE

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 28, 2022, Ashland LLC, a Kentucky limited liability company (the “Seller”) and an indirect wholly owned subsidiary of Ashland Global Holdings Inc. (“Ashland”), and Arkema, a French société anonyme (“Purchaser”), entered into the First Amendment (the “Amendment”) to the Purchase and Sale Agreement, dated August 30, 2021, by and between Purchaser and the Seller (the “Agreement”), pursuant to which the Seller has agreed to sell certain of the assets of the segment of Ashland known as “Performance Adhesives” (the “Business”) to Purchaser for $1,650,000,000 in cash, subject to a working capital adjustment, plus the assumption by Purchaser of certain liabilities of the Business, in each case as specified in the Agreement. The Amendment excludes from the sale of the Business all accrued receipts and accounts payable of the Seller or any of its affiliates to the extent arising out of, relating to or in respect of the operation or conduct of the Business in any jurisdiction other than the United States.

The above descriptions of the Agreement and the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Agreement, which is filed as Exhibit 2.1 to Ashland’s Current Report on Form 8-K filed on August 31, 2021 and (ii) the Amendment, which is filed hereto as Exhibit 2.1, all of which are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 28, 2022, the Seller and Purchaser completed the previously announced sale of the Business pursuant to the Agreement, as amended by the Amendment.

Item 8.01.	Other Events.

On February 28, 2022, Ashland issued a press release announcing the completion of the sale of the Business.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in Item 8.01, as well as in the press release on Exhibit 99.1, is being furnished, not “filed”. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Ashland under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Report with respect to the press release is not intended to, and does not, constitute a determination or admission by Ashland that the information in this Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Ashland.

Item 9.01.	Financial Statements and Exhibits.

(b)          Pro Forma Financial Information.

Ashland intends to file with the Securities and Exchange Commission pro forma financial information relating to the event described in Item 2.01 above under cover of Form 8-K/A not later than four business days after the date of the event for which this Current Report on Form 8-K was required to be filed.

(d)          Exhibits

Exhibit Number	Description of Exhibit

2.1
First Amendment to Purchase and Sale Agreement, dated as of February 28, 2022, by and between Ashland LLC and Arkema (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

99.1	Press release of Ashland Global Holdings Inc., dated as of February 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

Date: February 28, 2022	By:	/s/ Yvonne Winkler von Mohrenfels
		Name:	Yvonne Winkler von Mohrenfels
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
First Amendment to Purchase and Sale Agreement, dated as of February 28, 2022, by and between Ashland LLC and Arkema (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

99.1	Press release of Ashland Global Holdings Inc., dated as of February 28, 2022